UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 17, 2014

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the expected separation and spin-off by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“Noble”), of its standard specification offshore drilling business, on June 17, 2014, wholly-owned subsidiaries of Noble, Paragon Offshore Limited, a limited liability company incorporated under the laws of England and Wales (“Paragon Offshore”), and Paragon International Finance Company, an exempted company and wholly-owned subsidiary of Paragon Offshore incorporated under the laws of the Cayman Islands (“PIFCO” and, together with Paragon Offshore, the “Borrowers”), entered into a senior secured revolving credit agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, swingline lender and an issuing bank of letters of credit; the lenders party thereto; the other issuing banks party thereto; Deutsche Bank Securities Inc. (“Deutsche Bank”) and Barclays Bank PLC (“Barclays”), as syndication agents; and J.P. Morgan Securities LLC, Deutsche Bank and Barclays, as joint lead arrangers and joint lead bookrunners, pursuant to which the lenders have agreed to provide commitments in the amount of $800 million. The lenders are not obligated to make any loans to the Borrowers, and none of the covenants, representations and warranties or events of default will be effective, and no collateral or guarantees will be provided, until the satisfaction of certain conditions, including the completion by Noble of its transfer to Paragon Offshore of Noble’s standard specification business (the “Separation”), and by Paragon Offshore of certain other debt arrangements expected to be entered into in connection with the Separation. The date on which such funding conditions are satisfied (or waived) is referred to in the Credit Agreement as the “Funding Date.”

The Borrowers’ obligations under the Credit Agreement will be, as of the Funding Date, (i) guaranteed by each of Paragon Offshore’s direct and indirect, existing and future, wholly-owned restricted subsidiaries, which (a) holds an ownership interest in one or more Collateral Rigs (meaning, as of the Funding Date, all of Paragon Offshore’s vessels, other than its FPSO and three other drilling units that are currently cold-stacked) (each, a “Rig Owner”), (b) owns a direct equity interest in any Rig Owner or (c) is party to an internal bareboat charter of a Collateral Rig (collectively, the “Guarantors”) and (ii) secured by the Collateral Rigs and certain personal property of the Borrowers and the Guarantors.

Pursuant to the terms of the Credit Agreement, after the Funding Date, the Borrowers may, subject to the satisfaction of certain conditions and successful procurement of additional commitments from new or existing lenders, elect to increase the maximum amount available under the Credit Agreement from $800 million up to an amount not to exceed $1.1 billion. Borrowings under the Credit Agreement may be used to pay costs, fees and expenses in connection with the Separation and associated transactions, to make payments in respect of the Separation and for capital expenditures, working capital and other general corporate purposes. Pursuant to the terms of the Credit Agreement, after the Funding Date, the Borrowers may, subject to the satisfaction of certain conditions, obtain up to $800 million of letters of credit and up to $80 million of swingline loans under the Credit Agreement, depending, in each case, on the amount outstanding under the facility.

The Credit Agreement has an initial term of five years after the Funding Date.

Borrowings under the facility bear interest, at the Borrowers’ option, at either (i) the sum of Adjusted LIBOR (as defined in the Credit Agreement), plus a margin ranging between 1.50% to 2.50%, depending on Paragon Offshore’s Leverage Ratio (as defined in the Credit Agreement), or (ii) the sum of the Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0.50% to 1.50%, depending on Paragon Offshore’s Leverage Ratio.

The Credit Agreement contains affirmative and negative covenants that Paragon Offshore considers usual and customary for an agreement of this type, including a covenant restricting Paragon Offshore’s Net Leverage Ratio to not greater than 4.00 to 1.00 and a covenant requiring Paragon Offshore to maintain a minimum Interest Coverage Ratio (as defined in the Credit Agreement) of 3.00 to 1.00. Borrowings under the Credit Agreement are subject to acceleration upon the occurrence of events of default that Paragon Offshore considers usual and customary for an agreement of this type.

The administrative agent and certain of the parties to the Credit Agreement and certain of their respective affiliates have performed in the past, and may perform in the future, banking, investment banking or other advisory services for the Borrowers and affiliates of the Borrowers from time to time for which they have received, or will receive, customary fees and expenses.

The foregoing description is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein. Certain schedules and exhibits to the Credit Agreement have not been filed with such exhibit. Noble undertakes to furnish supplementally any omitted schedule or exhibit to the U.S. Securities and Exchange Commission (the “SEC”) upon request.

Statements in this Current Report on Form 8-K that are not historical facts, including statements regarding any election by the Borrowers to increase the maximum amount available under the Credit Agreement, procurement of commitments from new or existing lenders, future borrowers or guarantors under the Credit Agreement, use of borrowings, the Separation, other debt arrangements by Paragon Offshore or its subsidiaries, the term of the Credit Agreement and interest rates under the Credit Agreement, are forward-looking statements. These forward-looking statements involve certain risks, uncertainties and assumptions, which include but are not limited to actions by current and future lenders, the Borrowers’ performance, compliance with covenants, market conditions and other factors, such as those risks and uncertainties that may impact offshore drilling companies that are detailed in Noble’s filings with the SEC and in the Registration Statement on Form 10 filed with the SEC by Paragon Offshore on May 23, 2014. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 19, 2014, Noble issued a press release announcing that Paragon Offshore is arranging debt financing in connection with its anticipated separation and spin-off from Noble. A copy of such press release is included as Exhibit 99.1 to this Current Report on Form 8-K and will be published on the “Investor Relations” page on Noble’s website at http://www.noblecorp.com.

Included as Exhibit 99.2 to this Current Report on Form 8-K is the Information Statement of Paragon Offshore, preliminary and subject to completion, which was attached as an exhibit to the Registration Statement on Form 10 filed with the SEC by Paragon Offshore on May 23, 2014 (the “Registration Statement”). The Registration Statement has not been declared effective by the SEC and is subject to change.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Senior Secured Revolving Credit Agreement dated as of June 17, 2014 among Paragon Offshore Limited, a limited liability company incorporated under the laws of England and Wales, and Paragon International Finance Company, an exempted company and wholly-owned subsidiary of Paragon Offshore Limited incorporated under the laws of the Cayman Islands; the Lenders from time to time parties thereto; JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and an Issuing Bank; Deutsche Bank Securities Inc. and Barclays Bank PLC, as Syndication Agents; and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Barclays Bank PLC, as Joint Lead Arrangers and Joint Lead Bookrunners.

99.1	—	Press Release issued by Noble Corporation plc dated June 19, 2014.

99.2	—	Information Statement of Paragon Offshore plc, preliminary and subject to completion, filed as Exhibit 99.1 to the Registration Statement on Form 10 of Paragon Offshore Limited on May 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a public limited company incorporated under the laws of England and Wales

Date: June 19, 2014

By:	/s/ James A. MacLennan
Name:	James A. MacLennan
Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Senior Secured Revolving Credit Agreement dated as of June 17, 2014 among Paragon Offshore Limited, a limited liability company incorporated under the laws of England and Wales, and Paragon International Finance Company, an exempted company and wholly-owned subsidiary of Paragon Offshore Limited incorporated under the laws of the Cayman Islands; the Lenders from time to time parties thereto; JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and an Issuing Bank; Deutsche Bank Securities Inc. and Barclays Bank PLC, as Syndication Agents; and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Barclays Bank PLC, as Joint Lead Arrangers and Joint Lead Bookrunners.

99.1	—	Press Release issued by Noble Corporation plc dated June 19, 2014.

99.2	—	Information Statement of Paragon Offshore plc, preliminary and subject to completion, filed as Exhibit 99.1 to the Registration Statement on Form 10 of Paragon Offshore Limited on May 23, 2014.